[Logo]

HARDING o LOEVNER                                   HARDING LOEVNER FUNDS, INC.

                               PROSPECTUS


                               MARCH 1, 2003


                               Portfolios managed by
                               Harding, Loevner Management, L.P.



                               INTERNATIONAL EQUITY PORTFOLIO


                               GLOBAL EQUITY PORTFOLIO


                               EMERGING MARKETS PORTFOLIO



                               P.O. Box 9130
                               Boston, MA 02117-9130
                               Telephone: 877-435-8105
                               Fax: 617-927-8303



                               As with all mutual funds, the Securities and Exchange Commission has not determined that the information in this prospectus is truthful or complete, nor has it judged the investment merit of the securities offered. It is a criminal offense to state otherwise.

TABLE OF CONTENTS


International Equity Portfolio                                                2

Global Equity Portfolio                                                       5

Emerging Markets Portfolio                                                    8

Principal Investment Strategies and Risks                                    11

Management of the Fund                                                       15

Shareholder Information                                                      16

Distribution of Fund Shares                                                  20

Performance of Similarly Managed Accounts                                    21

Financial Highlights                                                         22

Availability of Additional Information about the Fund                Back Cover

[Logo]

HARDING o LOEVNER                                   HARDING LOEVNER FUNDS, INC.

                               PROSPECTUS


                               MARCH 1, 2003


                               Portfolios managed by
                               Harding, Loevner Management, L.P.



                               INTERNATIONAL EQUITY PORTFOLIO


                               GLOBAL EQUITY PORTFOLIO


                               EMERGING MARKETS PORTFOLIO



                               P.O. Box 9130
                               Boston, MA 02117-9130
                               Telephone: 877-435-8105
                               Fax: 617-927-8303



                               As with all mutual funds, the Securities and Exchange Commission has not determined that the information in this prospectus is truthful or complete, nor has it judged the investment merit of the securities offered. It is a criminal offense to state otherwise.

TABLE OF CONTENTS


International Equity Portfolio                                                2

Global Equity Portfolio                                                       5

Emerging Markets Portfolio                                                   11

Principal Investment Strategies and Risks                                    14

Management of the Fund                                                       19

Shareholder Information                                                      20

Distribution of Fund Shares                                                  24

Performance of Similarly Managed Accounts                                    25

Financial Highlights                                                         26

Availability of Additional Information about the Fund                        30

                         INTERNATIONAL EQUITY PORTFOLIO

o  INVESTMENT GOAL
   The International Equity Portfolio seeks long-term capital appreciation through investments in equity securities of companies based outside the United States.

o  PRINCIPAL INVESTMENT STRATEGY
   The International Equity Portfolio comprises equity securities of companies based outside the U.S. in developed markets as well as established companies in emerging markets. Harding, Loevner Management, L.P. ("Harding Loevner") seeks to compose a portfolio of companies it deems to be well managed, financially strong, growing, competitive and under-priced relative to each company's intrinsic value. These fundamental attributes are the foundation of Harding Loevner's stock selection criteria. The International Equity Portfolio invests in the common stock of companies based in at least three countries. Harding Loevner attempts to manage risk through prudent diversification across dimensions of geography, industry sector, currency and size. The International Equity Portfolio usually holds 35-75 investments in 15-25 markets. An investment is sold, in whole or in part, when fundamentals deteriorate or the International Equity Portfolio can be improved.

o  PRINCIPAL RISKS
   As with any mutual fund, you could lose money on your investment in the International Equity Portfolio. Your investment is subject to the following principal risks:

     o MARKET RISK: Investments in the International Equity Portfolio may lose value due to a downturn in the stock market as a whole.

     o FOREIGN INVESTMENT RISK: Securities issued by foreign entities involve added risks not associated with U.S. investments. These risks include the possibility of changes in foreign currency exchange rates, additional taxation and political, economic, social, or diplomatic instability. There may also be less publicly available information about a foreign issuer.

     o EMERGING MARKET RISK: Emerging market securities involve unique risks, such as exposure to economies less diverse and mature than that of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in emerging market securities than other foreign securities.

PORTFOLIO PERFORMANCE
   The bar chart and table that follow show how the International Equity Portfolio (the "Portfolio") has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Portfolio. Both assume that all dividends and distributions will be reinvested in the Portfolio. How the Portfolio has performed in the past (before and after taxes) is not necessarily and indication of how it will perform in the future.

                      INTERNATIONAL EQUITY PORTFOLIO

                   1995                             11.99
                   1996                             15.41
                   1997                             -4.22
                   1998                             10.20
                   1999                             49.80
                   2000                            -15.80
                   2001                            -18.19
                   2002                            -15.04

   The best calendar quarter return during the period shown above was 25.32% in the 4th quarter of 1999; the worst was -19.45% in the 3rd quarter of 2002.

   AVERAGE ANNUAL TOTAL RETURNS
   (FOR THE PERIODS ENDED DECEMBER 31, 2002)
   -----------------------------------------------------------------------------------------------------------
                                                                                           SINCE PORTFOLIO'S(1)
                                                             ONE YEAR     FIVE YEARS          INCEPTION
   -----------------------------------------------------------------------------------------------------------
   International Equity Portfolio
        Return Before Taxes                                  -15.04%       -0.69%                 1.80%
        Return After Taxes on Distributions(2)               -15.08        -1.31                  1.24
        Return After Taxes on Distributions and Sale of
          Fund Shares(2)                                      -9.13        -0.44                  1.45
   MSCI All Country World Free ex-U.S. Index(3)              -14.95        -2.78                  0.34
   Lipper International Equity Fund Index(3)                 -13.83        -1.65                  2.28
   -----------------------------------------------------------------------------------------------------------

   (1) Includes predecessor fund performance (Inception Date: May 11, 1994). On October 31, 1996, the Portfolio
       received the net assets of the AMT Capital Fund, Inc. - Harding Loevner International Equity Portfolio
       pursuant to an agreement and plan of reorganization dated October 14, 1996.

   (2) Returns for indices do not reflect deductions for fees or expenses. After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

   (3) In the table above, the Portfolio's average annual total return for the periods shown is compared to (i)
       the MSCI All Country World Free ex-U.S. Index, an index of equity securities which includes all developed and emerging markets in the Morgan Stanley Capital International ("MSCI") universe of 48 countries, excluding the U.S., with Free versions of countries where they exist, and (ii) the Lipper
       International Equity Fund Index, an index of international equity mutual funds compiled by Lipper
       Analytical Services, Inc.

o  PORTFOLIO FEES AND EXPENSES:
   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

   SHAREHOLDER TRANSACTION EXPENSES (FEES THAT YOU PAY DIRECTLY FROM YOUR INVESTMENT):
   Except as set forth in the table below, there are no fees or sales loads charged to your account when you buy or sell Portfolio shares.

             --------------------------------------------------
             Redemption Fee
             (as a percentage of
             amount redeemed)                       2.00%(1)
             --------------------------------------------------

   (1) THE REDEMPTION FEE IS ASSESSED ONLY ON SHARES THAT ARE REDEEMED 90 DAYS OR LESS FROM THE DATE THEY WERE PURCHASED.

   ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS):

             --------------------------------------------------
             Management Fee                          0.75%
             Distribution (12b-1) Fee                None
             Other Expenses                          0.31%

             TOTAL ANNUAL FUND
             OPERATING EXPENSES                      1.06%(2)
             --------------------------------------------------

   (2) UNTIL FURTHER NOTICE TO SHAREHOLDERS, HARDING LOEVNER HAS VOLUNTARILY AGREED TO CAP THE TOTAL ANNUAL FUND OPERATING EXPENSES AT 1.00% (ON AN ANNUALIZED BASIS) OF THE AVERAGE DAILY NET ASSETS OF THE PORTFOLIO.

o  EXAMPLE
   This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR               3 YEARS               5 YEARS            10 YEARS

          $108                 $337                  $585               $1,294

                            GLOBAL EQUITY PORTFOLIO

o  INVESTMENT GOAL
   The Global Equity Portfolio seeks long-term capital appreciation through investments in equity securities of companies based both inside and outside the United States.

o  PRINCIPAL INVESTMENT STRATEGY
   The Global Equity Portfolio comprises equity securities of companies based in the U.S. and other developed markets, as well as established companies in emerging markets. Harding Loevner seeks to compose a portfolio of companies it deems to be well managed, financially strong, growing, competitive and under-priced relative to each company's intrinsic value. These fundamental attributes are the foundation of Harding Loevner's stock selection criteria. The Global Equity Portfolio invests in the common stock of companies based in at least three countries (one of which may be the U.S.). Harding Loevner attempts to manage risk through prudent diversification across dimensions of geography, industry sector, currency and size. The Global Equity Portfolio usually holds 35-75 investments in 15-25 markets. An investment is sold, in whole or in part, when fundamentals deteriorate or the Global Equity Portfolio can be improved.

o  PRINCIPAL RISKS
   As with any mutual fund, you could lose money on your investment in the Global Equity Portfolio. Your investment is subject to the following principal risks:

     o MARKET RISK: Investments in the Global Equity Portfolio may lose value due to a downturn in the stock market as a whole.

     o FOREIGN INVESTMENT RISK: Securities issued by foreign entities involve added risks not associated with U.S. investments. These risks include the possibility of changes in foreign currency exchange rates, additional taxation and political, economic, social, or diplomatic instability. There may also be less publicly available information about a foreign issuer.

     o EMERGING MARKET RISK: Emerging market securities involve unique risks, such as exposure to economies less diverse and mature than that of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in emerging market securities than other foreign securities.

o  PORTFOLIO PERFORMANCE
   The bar chart and table that follow show how the Global Equity Portfolio
   (the "Portfolio") has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Portfolio. Both assume that all dividends and distributions will be reinvested in the Portfolio. How the Portfolio has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.

                              GLOBAL EQUITY FUND

                   1997                              9.34
                   1998                              2.00
                   1999                             37.13
                   2000                              0.57
                   2001                            -15.46
                   2002                            -18.96

   The best calendar quarter return during the period shown above was 24.82% in the 4th quarter of 1999; the worst was -17.70% in the 3rd quarter of 1998.

   AVERAGE ANNUAL TOTAL RETURNS
   (FOR THE PERIODS ENDED DECEMBER 31, 2002)
   -----------------------------------------------------------------------------------------------------------
                                                                                           SINCE PORTFOLIO'S(1)
                                                             ONE YEAR     FIVE YEARS             INCEPTION
   -----------------------------------------------------------------------------------------------------------
   Global Equity Portfolio
        Return Before Taxes                                  -18.96%       -0.74%                   0.85%
        Return After Taxes on Distributions(2)               -18.98        -1.79                    -0.49
        Return After Taxes on Distributions and Sale of
           Fund Shares(2)                                    -11.58        -0.58                     0.62
   MSCI All Country World Free Index(3)                      -19.32        -2.09                     0.33
   Lipper Global Equity Fund Index(3)                        -18.65        -0.81                     1.52
   -----------------------------------------------------------------------------------------------------------

   (1) The Portfolio commenced operations on December 1, 1996, following a tax-free merger with Harding Loevner
       Global Equity LP.

   (2) Returns for indices do not reflect deductions for fees or expenses.After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

   (3) In the table above, the Portfolio's average annual total return for the periods shown is compared to (i)
       the MSCI All Country World Free Index, an index of global equity securities which includes all developed and emerging markets in the Morgan Stanley Capital International ("MSCI") universe of 49 countries, with
       Free versions of countries where they exist and (ii) the Lipper Global Equity Fund Index, an index of global equity mutual funds compiled by Lipper Analytical Services, Inc.

o  PORTFOLIO FEES AND EXPENSES:
   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

   SHAREHOLDER TRANSACTION EXPENSES (FEES THAT YOU PAY DIRECTLY FROM YOUR INVESTMENT):
   Except as set forth in the table below, there are no fees or sales loads charged to your account when you buy or sell Portfolio shares.

             --------------------------------------------------
             Redemption Fee
             (as a percentage of
             amount redeemed)                       2.00%(1)
             --------------------------------------------------

   (1) THE REDEMPTION FEE IS ASSESSED ONLY ON SHARES THAT ARE REDEEMED 90 DAYS OR LESS FROM THE DATE THEY WERE PURCHASED.

   ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS):

             --------------------------------------------------
             Management Fee                         1.00%
             Distribution (12b-1) Fee               None
             Other Expenses                         0.44%

             TOTAL ANNUAL FUND
             OPERATING EXPENSES                     1.44%(2)
             --------------------------------------------------

   (2) UNTIL FURTHER NOTICE TO SHAREHOLDERS, HARDING LOEVNER HAS VOLUNTARILY AGREED TO CAP THE TOTAL ANNUAL FUND OPERATING EXPENSES AT 1.25% (ON AN ANNUALIZED BASIS) OF THE AVERAGE DAILY NET ASSETS OF THE PORTFOLIO.

o  EXAMPLE
   This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR           3 YEARS            5 YEARS                 10 YEARS

          $147             $456               $787                    $1,724

                           EMERGING MARKETS PORTFOLIO

o  INVESTMENT GOAL
   The Emerging Markets Portfolio seeks long-term capital appreciation through investments in equity securities of companies based in emerging markets outside the United States.

o  PRINCIPAL INVESTMENT STRATEGY
   The Emerging Markets Portfolio comprises equity securities of companies that are based in emerging markets. Harding Loevner seeks to compose a portfolio of companies it deems to be well managed, financially strong, growing, competitive and under-priced relative to each company's intrinsic value. These fundamental attributes are the foundation of Harding Loevner's stock selection criteria. Emerging markets offer investment opportunities that may benefit from long-term trends in demographics, deregulation, outsourcing and relocation in developing countries. The Emerging Markets Portfolio invests in the common stock of companies based in at least three emerging market countries and may also invest in short-term or other debt securities, including debt securities rated below investment grade. The maturity of the Emerging Markets Portfolio's debt securities will not be fixed, but will be determined based on Harding Loevner's outlook regarding the overall capital market and regarding foreign currency exchange rates. Harding Loevner attempts to manage risk through prudent diversification across dimensions of geography, industry sector, currency and size. An investment is sold, in whole or in part, when fundamentals deteriorate or the Emerging Markets Portfolio can be improved.

o  PRINCIPAL RISKS
   As with any mutual fund, you could lose money on your investment in the Emerging Markets Portfolio. Your investment is subject to the following principal risks:

     o MARKET RISK: Investments in the Emerging Markets Portfolio may lose value due to a downturn in the stock market as a whole.

     o FOREIGN INVESTMENT RISK: Securities issued by foreign entities involve added risks not associated with U.S. investments. These risks include the possibility of changes in foreign currency exchange rates, additional taxation and political, economic, social, or diplomatic instability. There may also be less publicly available information about a foreign issuer.

     o EMERGING MARKET RISK: Emerging market securities involve unique risks, such as exposure to economies less diverse and mature than that of the U.S. or other more established foreign markets. Economic or political instability may cause larger price changes in emerging market securities than other foreign securities.

     o DEBT SECURITIES RISK: Debt securities may lose value due to unfavorable fluctuations in the level of interest rates or due to a decline in the creditworthiness of the issuer. As interest rates rise, the value of debt securities declines. This risk is generally greater for debt securities with longer maturities and portfolios with longer durations.

     o HIGH RISK/HIGH YIELD SECURITIES: Investments in high risk/high yield securities, such as debt securities rated below investment grade, carry the risk that the securities may default on the payment of principal and interest. These securities either have speculative elements or are predominantly speculative investments.

o  PORTFOLIO PERFORMANCE
   The bar chart and table that follow show how the Emerging Markets Portfolio (the "Portfolio") has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Portfolio. Both assume that all dividends and distributions will be reinvested in the Portfolio. How the Portfolio has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.

                           EMERGING MARKETS PORTFOLIO

                   1999                            76.71
                   2000                            16.64
                   2001                             2.02
                   2002                            -6.52

   The best calendar quarter return during the period shown above was 34.89% in the 4th quarter of 1999; the worst was -19.58% in the 3rd quarter of 2001.

   AVERAGE ANNUAL TOTAL RETURNS
   (FOR THE PERIODS ENDED DECEMBER 31, 2002)
   --------------------------------------------------------------------------------------------
                                                                            SINCE PORTFOLIO'S(1)
                                                             ONE YEAR            INCEPTION
   --------------------------------------------------------------------------------------------
   Emerging Markets Portfolio
        Return Before Taxes                                    -6.52%         8.96%
        Return After Taxes on Distributions(2)                 -6.52          8.25
        Return After Taxes on Distributions and Sale of
           Fund Shares(2)                                      -4.00          7.25
   MSCI Emerging Markets Free Index(3)                         -6.17          1.44
   Lipper Emerging Markets Fund Index(3)                       -4.63          1.75
   --------------------------------------------------------------------------------------------

   (1) The Portfolio commenced operations on November 9, 1998.

   (2) Returns for indices do not reflect deductions for fees or expenses. After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

   (3) In the table above, the Portfolio's average annual total return for the periods shown is compared to the
       MSCI Emerging Markets Free Index, an index of equity securities which includes all emerging markets in the MSCI universe of 26 countries, with Free versions of countries where they exist, and the Lipper
       Emerging Markets Fund Index, an index of emerging market equity mutual funds compiled by Lipper
       Analytical Services, Inc.

o  PORTFOLIO FEES AND EXPENSES:
   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

   SHAREHOLDER TRANSACTION EXPENSES (FEES THAT YOU PAY DIRECTLY FROM YOUR INVESTMENT):
   Except as set forth in the table below, there are no fees or sales loads charged to your account when you buy or sell Portfolio shares.

             --------------------------------------------------
             Redemption Fee
             (as a percentage of
             amount redeemed)                       2.00%(1)
             --------------------------------------------------

   (1) THE REDEMPTION FEE IS ASSESSED ONLY ON SHARES THAT ARE REDEEMED 90 DAYS OR LESS FROM THE DATE THEY WERE PURCHASED.

   ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS):

             --------------------------------------------------
             Management Fee                         1.25%
             Distribution (12b-1) Fee               None
             Other Expenses                         0.89%

             TOTAL ANNUAL FUND
             OPERATING EXPENSES                     2.14%(2)
             --------------------------------------------------

   (2) UNTIL FURTHER NOTICE TO SHAREHOLDERS, HARDING LOEVNER HAS VOLUNTARILY AGREED TO CAP THE TOTAL ANNUAL FUND OPERATING EXPENSES AT 1.75% (ON AN ANNUALIZED BASIS) OF THE AVERAGE DAILY NET ASSETS OF THE PORTFOLIO.

o  EXAMPLE
   This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR             3 YEARS            5 YEARS              10 YEARS

          $217               $670               $1,149               $2,472

                   PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Harding, Loevner Funds, Inc. (the "Fund") is a no-load, open-end management investment company that currently has three separate diversified portfolios (each, a "Portfolio"), each of which has its own distinct investment objectives and policies. There is no assurance that a Portfolio will achieve its investment objective.

INVESTMENT PROCESS

Harding Loevner's investment process for each of the Portfolios is designed to identify quality companies as a first step before progressing to test whether the share price offers an investment opportunity. Harding Loevner reviews a broad universe of companies to determine whether they meet their four fundamental business criteria. Companies must be determined by Harding Loevner to (1) be well-managed, (2) be financially strong, (3) be experiencing growth and (4) possess competitive advantages. Harding Loevner believes that insights gained through the careful study of individual companies are more valuable than forecasts of aggregate stock market direction.

Harding Loevner devotes incrementally more resources as it goes deeper into the process of researching promising candidates. Harding Loevner's proprietary "QQ" is a system for evaluating 10 competitive and financial company characteristics. This framework facilitates comparisons across geographic and industry sectors and, together with management interviews, provides insight into a company's prospects and risk profile.

Once convinced of the quality of a company, Harding Loevner raises the intensity of monitoring and introduces valuation tests, which serve as aids to judgment rather than rigid decision-making tools. Harding Loevner's investment professionals participate as a team in portfolio purchase and sale decisions.

Positions are sold or reduced when there is a breakdown in the investment thesis, unfavorable management action, a substantial overvaluation or superior alternative investments are identified.

The investment objective, policies and risks of each Portfolio are detailed below. Except as otherwise indicated, the Fund's Board of Directors may change the investment policies at any time to the extent that such changes are consistent with the investment objective of the applicable Portfolio. However, each Portfolio's investment objective is fundamental and may not be changed without a majority vote of the Portfolio's outstanding shares, which is defined as the lesser of (a) 67% of the shares of the applicable Portfolio present or represented if the holders of more than 50% of the shares are present or represented at the shareholders' meeting, or (b) more than 50% of the shares of the applicable Portfolio (a "majority vote").

INTERNATIONAL EQUITY PORTFOLIO

The International Equity Portfolio's investment objective is to seek long-term capital appreciation through investments in equity securities of companies based outside the United States.

The Portfolio invests at least 80% of its total assets in common stocks, securities convertible into such common stocks (including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs")), closed-end investment companies, and rights and warrants issued by companies that are based outside the United States. This strategy is not fundamental, but should the Portfolio decide to change this strategy, it will provide shareholders with at least 60 days prior written notice. The Portfolio also may invest in securities of U.S. companies which derive, or are expected to derive, a significant portion of their revenues from their foreign operations, although under normal circumstances not more than 15% of the Portfolio's total assets will be invested in securities of U.S. companies.

The Portfolio will invest broadly in the available universe of equity securities of companies domiciled in at least three countries in the following groups: (1) Europe, including Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Spain, Sweden, Switzerland, and the United Kingdom; (2) the Pacific Rim, including Australia, Hong Kong, Japan, Malaysia, New Zealand, and Singapore; (3) Canada; and (4) countries with "emerging markets," generally considered under the Morgan Stanley Capital International definition to include all markets except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. At least 65% of total assets will be denominated in at least three currencies other than the U.S. dollar. For purposes of compliance with this restriction, ADRs and EDRs will be considered to be denominated in the currency of the country where the securities underlying the ADRs and EDRs are traded.

Portfolio Turnover. Portfolio turnover will depend on factors such as volatility in the markets that the Portfolio invests in, or the variability of cash flows into and out of the Portfolio. Generally, portfolio turnover has been around 41% since inception.

GLOBAL EQUITY PORTFOLIO

The Global Equity Portfolio's investment objective is to seek long-term capital appreciation through investments in equity securities of companies based both inside and outside the United States.

The Portfolio invests at least 80% of its total assets in common stocks, securities convertible into such common stocks (including ADRs and EDRs), closed-end investment companies, and rights and warrants issued by companies that are based both inside and outside the United States. This strategy is not fundamental, but should the Portfolio decide to change this strategy, it will provide shareholders with at least 60 days prior written notice.

The Portfolio will invest broadly in the available universe of equity securities of companies domiciled in at least three countries in the following groups: (1) Europe, including Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Spain, Sweden, Switzerland, and the United Kingdom; (2) the Pacific Rim, including Australia, Hong Kong, Japan, Malaysia, New Zealand, and Singapore; (3) the United States and Canada; and (4) countries with "emerging markets," generally considered under the Morgan Stanley Capital International definition to include all markets except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. At least 65% of total assets will be denominated in at least three currencies which may include the U.S. dollar. For purposes of compliance with this restriction, ADRs and EDRs will be considered to be denominated in the currency of the country where the securities underlying the ADRs and EDRs are traded.

Portfolio Turnover. Portfolio turnover will depend on factors such as volatility in the markets that the Portfolio invests in, or the variability of cash flows into and out of the Portfolio. Generally, portfolio turnover has been around 50% since inception.


EMERGING MARKETS PORTFOLIO

The Emerging Market Portfolio's investment objective is to seek long-term capital appreciation through investments primarily in equity securities of companies based in emerging markets outside the United States.

The Portfolio invests at least 65% of its total assets in common stocks, securities convertible into such common stocks (including ADRs, Global Depositary Receipts ("GDRs") and EDRs), closed-end investment companies, and rights and warrants issued by companies that are based in emerging markets outside the United States. The Portfolio may invest in forward foreign currency exchange contracts, equity derivative securities such as options on common stocks and options, futures and options on futures on foreign common stock indices. The Portfolio also may invest in securities of U.S. companies which derive, or are expected to derive, a significant portion of their revenues from their foreign operations, although under normal circumstances, not more than 15% of the Portfolio's total assets will be invested in securities of U.S. companies. The Portfolio also may invest up to 35% of its total assets in debt securities of domestic and foreign issuers, including such instruments as corporate bonds, debentures, notes, commercial paper, short-term notes, medium-term notes and variable rate notes.

The Portfolio may invest up to 20% of its total assets in convertible securities and debt securities that are rated below investment-grade, that is, rated below Baa by Moody's or below BBB by Standard & Poor's, and in unrated securities judged to be of equivalent quality as determined by Harding Loevner.

The Portfolio will invest broadly in the available universe of equity and debt securities of companies domiciled in one of at least three countries with "emerging markets," generally considered under the Morgan Stanley Capital International definition to include all markets except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. At least 65% of total assets will be denominated in at least three currencies other than the U.S. dollar. For purposes of compliance with this restriction, ADRs, GDRs and EDRs will be considered to be denominated in the currency of the country where the securities underlying the ADRs, GDRs and EDRs are traded.

Harding Loevner does not hedge foreign currency exposure, except on rare occasions when it has a strong view on the prospects for a particular currency or when hedging is desirable to improve portfolio diversification. Currency hedging is done through the use of forward contracts or options.

Portfolio Turnover. Portfolio turnover will depend on factors such as volatility in the markets that the Portfolio invests in, or the variability of cash flows into and out of the Portfolio. Portfolio turnover has averaged around 40% since inception.

OTHER INVESTMENT STRATEGIES

The International Equity Portfolio and the Global Equity Portfolio also may each invest up to 20% of their assets in debt securities of domestic and foreign issuers, including such instruments as corporate bonds, debentures, notes, commercial paper, short-term notes, medium-term notes and variable rate notes and may invest in forward foreign currency exchange contracts, equity derivative securities such as options on common stocks and options, futures and options on futures on foreign common stock indices.

Each of the International Equity Portfolio and the Global Equity Portfolio may invest up to 20% of their total assets in convertible securities and debt securities which are rated below investment grade, that is, rated below Baa by Moody's or below BBB by S&P, and in unrated securities judged to be of equivalent quality as determined by Harding Loevner.

Harding Loevner does not generally hedge foreign currency exposure, except on rare occasions when it has a strong view on the prospects for a particular currency or when hedging is desirable to improve portfolio diversification. Currency hedging is done through the use of forward contracts or options.

RISKS ASSOCIATED WITH THE PORTFOLIOS' INVESTMENT POLICIES AND TECHNIQUES

The principal risks of investing in each of the Portfolios and the circumstances reasonably likely to cause the value of your investment to decline are described below. The share price of a Portfolio will change daily based on changes in the value of the securities that a Portfolio holds. Please note that there are other circumstances that are not described here which could cause the value of your investment to decline, and which could prevent a Portfolio from achieving its investment objective.

Foreign Investments. Securities issued by foreign governments, foreign corporations, international agencies and obligations of foreign banks involve risks not associated with securities issued by U.S. entities. Changes in foreign currency exchange rates may affect the value of investments of a Portfolio. With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation and political or social instability or diplomatic developments that could affect investment in those countries. There may be less publicly available information about a foreign financial instrument than about a United States instrument and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. A Portfolio could encounter difficulties in obtaining or enforcing a judgment against the issuer in certain foreign countries. In addition, certain foreign investments may be subject to foreign withholding or other taxes, although the Portfolio will seek to minimize such withholding taxes whenever practical. Investors may be able to deduct such taxes in computing their taxable income or to use such amounts as credits against their United States income taxes if more than 50% of the Portfolio's total assets at the close of any taxable year consist of stock or securities of foreign corporations. Ownership of unsponsored ADRs, EDRs and GDRs may not entitle the Portfolio to financial or other reports from the issuer to which it would be entitled as the owner of sponsored ADRs, EDRs and GDRs. See also "Shareholder Information-Tax Considerations" below.

Emerging Markets Securities. The risks of investing in foreign securities may be intensified in the case of investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices and currency valuations in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Derivatives and Hedging. The Portfolios may engage in hedging and other strategic transactions and certain other investment practices that may entail certain risks.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent Harding Loevner's view as to certain market movements is incorrect, the risk that the use of Derivatives could result in greater losses than if they had not been used. Use of put and call options could result in losses to a Portfolio, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values or cause the Portfolio to hold a security it might otherwise sell. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio could create the possibility that losses on the Derivative will be greater than gains in the value of the Portfolio's position. The loss from investing in futures transactions that are unhedged or uncovered, is potentially unlimited. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. A Portfolio might not be able to close out certain positions without incurring substantial losses. To the extent a Portfolio utilizes futures and options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Portfolio that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would the purchase of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of Derivatives will reduce the Portfolio's net asset value and possibly income. Additional information regarding the risks and special considerations associated with Derivatives appears in the Statement of Additional Information (the "SAI"), available by following the instructions at the back of this Prospectus.

OTHER RISKS

High Yield/High Risk Securities. Each Portfolio may invest up to 20% of its total assets in convertible securities and debt securities rated lower than Baa by Moody's or BBB by S&P, or of equivalent quality as determined by Harding Loevner (commonly referred to as "junk bonds"). The lower the ratings of such debt securities, the greater their risks render them like equity securities. The International Equity, Global and Emerging Markets Portfolios may each invest up to 10% of its total assets in securities rated B or lower by Moody's or S&P, or of equivalent quality. None of the Portfolios may invest in securities rated C by Moody's or D by S&P, or the equivalent, which may be in default with respect to payment of principal or interest.

Illiquid and Restricted Securities. Each Portfolio may invest up to 15% of the value of its net assets in illiquid securities. Illiquid securities are securities which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Portfolio has valued the investments, and include securities with legal or contractual restrictions on resale, time deposits, repurchase agreements having maturities longer than seven days and securities that do not have readily available market quotations. In addition, a Portfolio may invest in securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter. These factors may have an adverse effect on the Portfolio's ability to dispose of particular securities and may limit a Portfolio's ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value and to sell securities at fair value. If any privately placed securities held by a Portfolio are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration.

Repurchase Agreements. In the event the other party to a repurchase agreement becomes subject to a bankruptcy or other insolvency proceeding or such party fails to satisfy its obligations thereunder, a Portfolio could (i) experience delays in recovering cash or the securities sold (and during such delay the value of the underlying securities may change in a manner adverse to the Portfolio) or (ii) lose all or part of the income, proceeds or rights in the securities to which the Portfolio would otherwise be entitled.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Harding Loevner serves as investment adviser to the Fund. Subject to the direction and authority of the Fund's Board of Directors, Harding Loevner provides investment advisory services to each Portfolio pursuant to Investment Advisory Agreements, each dated October 14, 1996. Under the Investment Advisory Agreements, Harding Loevner is responsible for providing investment research and advice, determining which portfolio securities shall be purchased or sold by each Portfolio of the Fund, purchasing and selling securities on behalf of the Portfolios and determining how voting and other rights with respect to the portfolio securities of the Portfolios are exercised in accordance with each Portfolio's investment objective, policies, and restrictions. Harding Loevner also provides office space, equipment and personnel necessary to manage the Portfolios.

Harding Loevner, established in 1989, is a registered investment adviser that specializes in global investment management for private investors and institutions. As of December 31, 2002, Harding Loevner had approximately $1.1 billion in assets under management. Harding Loevner is located at 50 Division Street, Suite 401, Somerville, NJ 08876. Harding Loevner manages assets for several other registered investment companies.

Harding Loevner bears the expense of providing the above services to each Portfolio of the Fund. For its services, Harding Loevner receives an advisory fee, calculated monthly and paid annually, from each Portfolio, as set forth in the table below.

        -----------------------------------------------------------------
                                                   FEE (as a % of average
                         PORTFOLIO                    daily net assets)
        -----------------------------------------------------------------
        International Equity Portfolio                       0.75%
        Global Equity Portfolio                              1.00%
        Emerging Markets Portfolio                           1.25%
        -----------------------------------------------------------------

The advisory fee paid by each Portfolio is higher than that charged by most funds which invest primarily in U.S. securities, but not necessarily higher than the fees charged to funds with investment objectives similar to those of the Portfolios. Harding Loevner may make payments from its own resources to parties that provide recordkeeping, shareholder communication and other services under mutual fund supermarket and similar programs.

PORTFOLIO MANAGERS

Simon Hallett, CFA, (responsible for the International Equity Portfolio), Chief Investment Officer and a director of Harding Loevner's general partner, has managed global portfolios for individuals and institutions since 1979, when he joined the investment management department of London-based Buckmaster and Moore. In 1981, he moved to Hong Kong where he began to concentrate on Asian markets, and, in 1984, joined Jardine Fleming Investment Management. Simon's ultimate position at Jardine Fleming was director in charge of a team of six portfolio managers investing in the markets of Southeast and North Asia for a diverse clientele comprising European pension plans, governments, and private clients, including Rockefeller & Co. He joined Harding Loevner in 1991. A British subject and U.S. permanent resident, Simon is an honors graduate of Oxford University (1978) in Philosophy, Politics and Economics.

Ferrill Roll, CFA, (responsible for the Global Equity Portfolio), a director of Harding Loevner's general partner and member of the investment committee has analytical responsibilities in the financial services and transportation sectors. Ferrill has extensive experience across a wide range of international markets. Prior to joining Harding Loevner in 1996, he was general partner of Cesar Montemayor Capital, L.P., a global investment partnership investing in fixed income, currency, and equity markets. Previously, he worked in international equity sales at First Boston and Baring Securities. Ferrill began his career at JP Morgan, where he established the currency options trading department and advised corporate clients on foreign exchange markets. He graduated from Stanford University (1980) with a degree in Economics.

G. "Rusty" Johnson III, CFA, (responsible for the Emerging Markets Portfolio), is a member of the investment committee and focuses on emerging markets, capital goods, industrials, Asian semiconductors and telecoms and consumer electronics sectors. He began his career in Hong Kong in 1986, working for Chin Tung Futures, subsequently a subsidiary of Standard Chartered Bank. He later joined Jardine Fleming to concentrate on Asian equity research. After five years as an equity analyst in Hong Kong and Bangkok, Rusty moved to Jardine Fleming's parent company, Robert Fleming, New York as an institutional broker of Asian equities. He spent an additional year in institutional equity sales in New York with Peregrine Securities before joining Harding Loevner in 1994. Rusty is a magna cum laude graduate in Economics of Washington and Lee University (1986), where his program included studies at Fu Jen University, Taiwan, and the Chinese University of Hong Kong. .

                            SHAREHOLDER INFORMATION

DETERMINATION OF NET ASSET VALUE

The "net asset value" per share of each Portfolio is calculated as of the close of business on days when the New York Stock Exchange is open for unrestricted business, (a "Business Day"). Each Portfolio determines its net asset value per share by subtracting that Portfolio's liabilities (including accrued expenses and dividends payable) from the total value of the Portfolio's investments and other assets and dividing the result by the total issued and outstanding shares of the Portfolio.

The foreign securities in the Portfolios may trade in their primary markets on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio may change on days when shareholders will not be able to buy or sell their shares.

For purposes of calculating each Portfolio's net asset value, securities are valued as follows:

  o all portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at their last sale price, or if there are no trades, at the latest bid price;

  o deposits and repurchase agreements are valued at their cost plus accrued interest unless Harding Loevner determines in good faith, under procedures established by and under the general supervision of the Fund's Board of Directors, that such value does not approximate the fair value of such assets;

  o U.S. securities listed or traded on an exchange are valued at their last sale price on that exchange, or if there are no trades, at the mean between the latest bid and asked prices;

  o Non-U.S. securities listed or traded on an exchange are valued at their last sale price on that exchange on the current day, or if there are no trades on that day, at the most recent sale price available on that exchange;

  o securities that are traded both in the OTC market and on a stock exchange will be valued according to the broadest and most representative market;

  o short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Fund's Board of Directors. Amortized cost involves valuing an instrument at its original cost to the Portfolio and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument; and

  o the value of other assets for which market quotations are not readily available will be determined in good faith by Harding Loevner at fair value under procedures established by and under the general supervision of the Fund's Board of Directors. Securities mainly traded on a foreign exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security occurs after the time the value was determined, the Board of Directors or its delegate might adjust the fair market value. Quotations of foreign securities denominated in a foreign currency are converted to a U.S. dollar-equivalent at exchange rates obtained from an automated pricing service at 11:00 a.m. Eastern Standard Time at the bid price, except for the Royal Currencies (United Kingdom, Ireland, European Currency Unit,
    Australia and New Zealand), which are valued at the ask price.

PURCHASE AND REDEMPTION OF SHARES

PURCHASES. There is no sales charge imposed by the Fund. The minimum initial investment in any Portfolio of the Fund is $100,000; additional purchases or redemptions may be of any amount. Institutions may satisfy the minimum investment by aggregating their fiduciary accounts. Each Portfolio reserves the right to waive the minimum initial investment.

The Fund has authorized one or more brokers to receive purchase orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase orders on a Portfolio's behalf. A Portfolio will be deemed to have received a purchase order when an authorized broker or, if applicable, a broker's authorized agent receives the order in proper form. Share purchase orders placed through an authorized broker or the broker's authorized designee will be priced at the net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee. With respect to purchases of Portfolio shares through certain brokers: 1) a broker may charge transaction fees, 2) duplicate mailings of Fund material to shareholders who reside at the same address may be eliminated, and 3) the minimum initial investment through certain brokers may be less than a direct purchase with a Portfolio.

The offering of shares of a Portfolio is continuous and purchases of shares of a Portfolio may be made on any Business Day. The Portfolios offer shares at a public offering price equal to the net asset value next determined after receipt of a purchase order.

Purchases of shares must be made by wire transfer of Federal funds. Quasar Distributors, LLC ("Quasar") serves as exclusive distributor of shares of the Fund's Portfolios. Share purchase orders are effective on the date when Quasar receives a completed Account Application Form (and other required documents) and Federal funds become available to the Fund in the Fund's account with Investors Bank & Trust Company (the "Transfer Agent") as set forth below. The shareholder's bank may impose a charge to execute the wire transfer. The wiring instructions are:

                   INVESTORS BANK & TRUST COMPANY, BOSTON, MA
                               ABA#: 011-001-438
                      ACCOUNT NAME: HLF - PURCHASE ACCOUNT
                              ACCOUNT #: 933333333
        REFERENCE: HARDING, LOEVNER FUNDS, INC. - (DESIGNATE PORTFOLIO)

In order to purchase shares on a particular Business Day, a purchaser must call the Transfer Agent at 1-877-435-8105 as soon as possible, but no later than 4:00 p.m. Eastern Standard Time, to inform the Fund of the incoming wire transfer and must clearly indicate which Portfolio is to be purchased. If Federal funds are received by the Fund that same day, the order will be effective on that day. If the Fund receives notification after the above-mentioned cut-off times, or if the Transfer Agent does not receive Federal funds, such purchase order shall be executed as of the date that Federal funds are received.

The Fund reserves the right in its sole discretion (i) to suspend or modify the offering of a Portfolio's shares, (ii) to reject purchase orders, and (iii) to modify or eliminate the minimum initial investment in Portfolio shares. Purchase orders may be refused if, for example, they are of a size that could disrupt management of a Portfolio.

REDEMPTIONS. The Fund will redeem all full and fractional shares of a Portfolio upon request of shareholders. The redemption price is the net asset value per share next determined after receipt by the Transfer Agent of proper notice of redemption as described below. If the Transfer Agent receives such notice by the close of business (normally 4:00 p.m. Eastern Standard Time) on any Business Day, the redemption will be effective on the date of receipt. Payment will be made by wire within one to seven days from the date of receipt. If the notice is received on a day that is not a Business Day or after the above-mentioned cut-off times, the redemption notice will be deemed received as of the next Business Day.

The Fund has authorized one or more brokers to receive, on its behalf, redemption orders. Such brokers are authorized to designate other intermediaries to receive redemption orders on the Fund's behalf. A Portfolio will be deemed to have received a redemption order when an authorized broker or, if applicable, a broker's authorized agent receives the order in proper form. Share redemption orders placed through an authorized broker or the broker's authorized designee will be priced at the Portfolio's net asset value next computed after they are received in good order by an authorized broker or the broker's authorized designee.

A redemption fee of 2% of the value of the shares (excluding 401(k) accounts and accounts affiliated with certain sponsored wealth management programs) redeemed will be imposed on shares of a Portfolio redeemed 90 days or less after their date of purchase. The redemption fee is intended to limit short-term trading in the Portfolios or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. The redemption fee will be paid to the appropriate Portfolio.

Other than the redemption fee assessed on short-term trading, as described above, there is no charge imposed by the Fund to redeem shares of the Fund; however, a shareholder's bank may impose its own wire transfer fee for receipt of the wire. Redemptions may be executed in any amount requested by the shareholder up to the amount such shareholder has invested in the Fund. When a shareholder's account balance falls below $100,000 due to redemption, a Portfolio may close the account. Such shareholders will be notified if the minimum account balance is not being maintained and will be allowed 60 days to make additional investments before the account is closed.

To redeem shares, a shareholder or any authorized agent (so designated on the Account Application Form) must provide the Transfer Agent with the dollar or share amount to be redeemed, the account to which the redemption proceeds should be wired (which account shall have been previously designated by the shareholder on its Account Application Form), the name of the shareholder and the shareholder's account number. Shares that are redeemed prior to the record date do not receive dividends.

A shareholder may change its authorized agent, the address of record or the account designated to receive redemption proceeds at any time by writing to Investors Bank with a signature guaranteed by a national bank which is a member firm of any national or regional securities exchange (a "Signature Guarantee"). If the guarantor institution belongs to a Medallion Signature Program, it must use the specific Medallion "Guaranteed" stamp. Notarized signatures are not sufficient. Further documentation may be required when Investors Bank deems it appropriate.

A shareholder may request redemption by calling the Transfer Agent (toll-free) at 1-877-435-8105. Telephone redemption is made available to shareholders of the Fund on the Account Application Form. The Fund or the Transfer Agent employ reasonable procedures designed to confirm that instructions communicated by telephone are genuine. If either the Fund or the Transfer Agent does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. The Fund or the Transfer Agent may require personal identification codes and will only wire funds through pre-existing bank account instructions. No bank instruction changes will be accepted via telephone.

EXCHANGE PRIVILEGE. Shares of each Portfolio may be exchanged for shares of another Portfolio based on the respective net asset values of the shares involved in the exchange, assuming that shareholders wishing to exchange shares reside in states where these mutual funds are qualified for sale. The Fund's Portfolio minimum amounts of $100,000 would still apply. An exchange order is treated the same as a redemption (on which any taxable gain or loss may be realized) followed by a purchase. Investors who wish to make exchange requests should telephone the Transfer Agent (toll-free) at 1-877-435-8105.

DIVIDENDS

Each Portfolio will declare and pay a dividend from its net investment income, and distributions from its realized net short-term and net long-term capital gains, if any, at least annually by automatically reinvesting (unless a shareholder has elected to receive cash) such dividends and distributions, short-term or long-term capital gains in additional shares of the Portfolio at the net asset value on the ex-date of the dividends or distributions.

TAX CONSIDERATIONS

The following discussion is for general information only. An investor should consult with his or her own tax adviser as to the tax consequences of an investment in a Portfolio, including the status of distributions from each Portfolio under applicable state or local law.

FEDERAL INCOME TAXES. Each Portfolio intends to distribute all of its taxable income by automatically reinvesting such amount in additional shares of the Portfolio and distributing those shares to its shareholders, unless a shareholder elects on the Account Application Form, to receive cash payments for such distributions. Shareholders receiving distributions from the Fund in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the additional shares on the date of such a distribution.

Dividends paid by a Portfolio from its investment company taxable income (including interest and net short-term capital gains) will be taxable to a U.S. shareholder as ordinary income, whether received in cash or in additional Fund shares. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are generally taxable to shareholders at the applicable capital gains rates, regardless of how long they have held their Portfolio shares. If a portion of a Portfolio's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Portfolio may be eligible for the corporate dividends-received deduction.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Portfolio in October, November or December with a record date in any such month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Portfolio will inform shareholders of the amount and tax status of all amounts treated as distributed to them not later than 60 days after the close of each calendar year.

The foregoing discussion is only a brief summary of the important federal tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation.

STATE AND LOCAL TAXES. A Portfolio may be subject to state, local or foreign taxation in any jurisdiction in which the Portfolio may be deemed to be doing business.

Portfolio distributions may be subject to state and local taxes. Distributions of a Portfolio which are derived from interest on obligations of the U.S. Government and certain of its agencies, authorities and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their own tax advisers regarding the particular tax consequences of an investment in a Portfolio.

SHAREHOLDER INQUIRIES

Inquiries concerning the Fund may be made by writing to Harding, Loevner Funds, Inc., c/o Investors Bank & Trust, 200 Clarendon Street, OPS 22, Boston, Massachusetts 02117-9130 or by calling the Fund (toll-free) at 1-877-435-8105.

                          DISTRIBUTION OF FUND SHARES

Shares of the Fund are distributed by Quasar pursuant to a Distribution Agreement (the "Distribution Agreement") between the Fund and Quasar. No fees are payable by the Fund pursuant to the Distribution Agreement.

                   PERFORMANCE OF SIMILARLY MANAGED ACCOUNTS

Each of the International Equity Portfolio, Global Equity Portfolio and Emerging Markets Portfolio has the same investment objective, policies and strategies as existing private accounts that are managed by Harding Loevner ("Managed Accounts").

The historical performance of the Managed Accounts is presented below.
Investors should not consider the performance of the Managed Accounts as an indication of the future performance of a Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by each Managed Account, and not those paid by the Portfolio. Each Portfolio's fees and expenses are higher than those of the Managed Accounts, therefore if the Portfolio's fees and expenses were taken into consideration, the performance of the Managed Accounts would be lower than stated below. The Managed Accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended. The returns shown below reflect the reinvestment of dividends and distributions, and were calculated in the same manner that is used by each Portfolio to calculate its own performance.(1) The following table shows average annual total returns of the Managed Accounts for the stated periods ending December 31, 2002, as well as a comparison with the performance of applicable benchmark(s).(2)

INTERNATIONAL EQUITY PERFORMANCE SUMMARY

                        Average Annual Total Return (%)
--------------------------------------------------------------------------------
                             One Year    Three Years    Five Years     Ten Years
--------------------------------------------------------------------------------
International Equity           -14.0         -15.4          0.5           6.9
MSCI All Country World
  Free ex-US Index             -14.7         -16.4          -2.7           4.2
MSCI EAFE Index                -15.7         -17.0          -2.6           4.3
--------------------------------------------------------------------------------

GLOBAL EQUITY PERFORMANCE SUMMARY

                        Average Annual Total Return (%)
--------------------------------------------------------------------------------
                             One Year    Three Years    Five Years     Ten Years
--------------------------------------------------------------------------------
Global Equity                 -19.4         -11.4          -0.2           6.7
MSCI All Country
  World Free Index            -19.0         -16.3          -1.9           6.3
--------------------------------------------------------------------------------

EMERGING MARKETS PERFORMANCE SUMMARY

                        Average Annual Total Return (%)
-------------------------------------------------------------------------------
                                       One Year    Three Years        Since
                                                                   Inception(3)
-------------------------------------------------------------------------------
Emerging Markets                         -4.3          -5.7           10.4
MSCI Emerging Markets Free Index         -4.7          -6.1           10.0
-------------------------------------------------------------------------------

----------------
(1) Returns shown are in US$ and include the effect of foreign currency exchange rates. Returns are presented after reduction due to brokerage commissions and actual management fees paid but before reduction due to custodial charges and foreign withholding taxes.

(2) MSCI All Country World Free ex-US Index is an unmanaged index of equity securities which includes all developed and emerging markets in the MSCI universe of 48 countries, excluding the US, with Free versions of countries where they exist. MSCI EAFE Index is an unmanaged index of more than 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East compiled by MSCI. MSCI All Country World Free Index is an unmanaged index of equity securities which includes all developed and emerging markets in the MSCI universe of 49 countries, with Free versions of countries where they exist. MSCI Emerging Markets Free Index is an unmanaged index of equity securities which includes all emerging markets in the MSCI universe of 26 countries, with Free versions of countries where they exist.

(3) Inception Date: 11/30/1998.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single share of a Portfolio. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions.) This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, are included in the annual report, which is incorporated by reference in this Prospectus and the SAI. The semi-annual and audited annual reports are available by following the instructions on the back cover of this Prospectus.

HARDING, LOEVNER FUNDS, INC.
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------------------------------------

                                                                          INTERNATIONAL EQUITY PORTFOLIO
                                                  ---------------------------------------------------------------------------------
                                                        FOR              FOR           FOR               FOR             FOR
                                                     THE YEAR         THE YEAR       THE YEAR         THE YEAR         THE YEAR
                                                      ENDED            ENDED           ENDED            ENDED            ENDED
                                                  OCT. 31, 2002    OCT. 31, 2001   OCT. 31, 2000    OCT. 31, 1999     OCT. 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
NET ASSET VALUE, BEGINNING OF YEAR                   $10.55           $15.22           $15.50           $11.62            $11.79
                                                     ------           ------           ------           ------            ------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
  Net investment income                                0.07             0.09             0.09             0.10              0.14
  Net realized and unrealized gain (loss) on
    investments and foreign currency-related
    transactions                                      (1.01)           (3.61)            0.36             3.97             (0.13)
                                                     ------           ------           ------           ------            ------
Net increase (decrease) from investment
  operations                                          (0.94)           (3.52)            0.45             4.07              0.01
                                                     ------           ------           ------           ------            ------

DISTRIBUTIONS TO SHAREHOLDERS FROM:+
  Net investment income                               (0.03)            --              (0.23)           (0.18)            (0.11)
  Net realized gain from investments and
    foreign currency-related transactions              --              (1.15)           (0.50)           (0.01)            (0.07)
                                                     ------           ------           ------           ------            ------
Total distributions                                   (0.03)           (1.15)           (0.73)           (0.19)            (0.18)
                                                     ------           ------           ------           ------            ------
NET ASSET VALUE, END OF YEAR                         $ 9.58           $10.55           $15.22           $15.50            $11.62
                                                     ======           ======           ======           ======            ======
TOTAL RETURN                                          (8.92)%         (24.99)%           2.18%           35.46%             0.06%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000's)                    $289,000         $283,721         $349,046         $328,473          $326,056
  Ratio of net operating expenses to average
  net assets                                           1.00%            1.00%            0.99%            1.00%             1.00%
  Ratio of net investment income, to average
    net assets                                         0.70%            0.63%            0.45%            0.75%             1.14%
  Decrease reflected in above expense ratios
    due to waiver of investment advisory and
    administration fees, and reimbursement of
    other expenses                                     0.06%            0.05%           - (a)             0.04%             0.04%

  Portfolio turnover rate                                45%              46%              49%              35%               33%

  + Certain prior year amounts have been reclassified to conform to the current year presentation.
(a) Rounds to less than 0.01%.

HARDING, LOEVNER FUNDS, INC.
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                              GLOBAL EQUITY PORTFOLIO
                                                  ---------------------------------------------------------------------------------
                                                        FOR              FOR           FOR               FOR             FOR
                                                     THE YEAR         THE YEAR       THE YEAR         THE YEAR         THE YEAR
                                                      ENDED            ENDED           ENDED            ENDED            ENDED
                                                  OCT. 31, 2002    OCT. 31, 2001   OCT. 31, 2000    OCT. 31, 1999     OCT. 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
NET ASSET VALUE, BEGINNING OF YEAR                   $15.08           $21.81           $20.00           $16.16            $18.70
                                                     ------           ------           ------           ------            ------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
  Net investment income                                0.05             0.04             0.03             0.05              0.20
  Net realized and unrealized gain (loss) on
    investments and foreign currency-related
    transactions                                      (1.79)           (4.49)            3.89             3.79             (0.55)
                                                     ------           ------           ------           ------            ------
Net increase (decrease) from investment
  operations                                          (1.74)           (4.45)            3.92             3.84             (0.35)
                                                     ------           ------           ------           ------            ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:+
  Net investment income                               (0.00)(a)         --              (0.16)            --               (0.25)
  Net realized gain from investments and
    foreign currency-related transactions             (0.06)           (2.28)           (1.95)            --               (1.94)
                                                     ------           ------           ------           ------            ------
Total distributions                                   (0.06)           (2.28)           (2.11)            --               (2.19)
                                                     ------           ------           ------           ------            ------
NET ASSET VALUE, END OF YEAR                         $13.28           $15.08           $21.81           $20.00            $16.16
                                                     ======           ======           ======           ======            ======
TOTAL RETURN                                         (11.59)%         (22.77)%          19.66%           23.76%            (2.46)%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000's)                    $19,732          $18,524          $25,089          $21,087           $30,763
  Ratio of net operating expenses to average
    net assets                                         1.25%            1.25%            1.25%            1.25%             1.25%
  Ratio of net investment income, to average
    net assets                                         0.38%            0.24%            0.10%            0.65%             0.86%
  Decrease reflected in above expense ratios
    due to waiver of investment advisory and
    administration fees, and reimbursement
    of other expenses                                  0.19%            0.22%            0.23%            0.32%             0.11%
  Portfolio turnover rate                                55%              50%              57%              44%               67%

  + Certain prior year amounts have been reclassified to conform to the current year presentation.
(a) Rounds to less than $0.01.

HARDING, LOEVNER FUNDS, INC.

FINANCIAL HIGHLIGHTS
                                                                                       EMERGING MARKETS PORTFOLIO
                                                                  ------------------------------------------------------------------
                                                                        FOR              FOR           FOR               FOR
                                                                     THE YEAR         THE YEAR       THE YEAR         THE YEAR
                                                                      ENDED            ENDED           ENDED            ENDED
                                                                  OCT. 31, 2002    OCT. 31, 2001   OCT. 31, 2000    OCT. 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA

NET ASSET VALUE, BEGINNING OF YEAR                                 $11.88           $14.89           $13.68           $10.00
                                                                   ------           ------           ------           ------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                                       0.04             0.01            (0.05)            0.03
  Net realized and unrealized gain (loss)
    on investments and foreign
    currency-related transactions                                    0.58            (1.89)            1.79             3.65
                                                                   ------           ------           ------           ------
Net increase (decrease) from investment operations                   0.62            (1.88)            1.74             3.68
                                                                   ------           ------           ------           ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:+
  Net investment income                                             (0.01)            --              (0.02)            --
  Net realized gain from investments and foreign
    currency-related transactions                                    --              (1.13)           (0.51)            --
                                                                   ------           ------           ------           ------
Total distributions                                                 (0.01)           (1.13)           (0.53)            --
                                                                   ------           ------           ------           ------
NET ASSET VALUE, END OF YEAR                                       $12.49           $11.88           $14.89           $13.68
                                                                   ======           ======           ======           ======
TOTAL RETURN                                                         5.22%          (13.48)%          12.18%           36.80%(a)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000's)                                  $10,116          $2,731           $2,575           $1,534
  Ratio of net operating expenses to average net assets              1.75%            1.75%            1.75%            1.75%(b)
  Ratio of net investment income (loss), to average net assets       0.19%            0.08%           (0.39)%           0.24%(b)
  Decrease reflected in above expense ratios due to waiver of investment advisory and administration fees, and
    reimbursement of other expenses                                  0.39%            1.15%            1.08%          4.14% (b)
  Portfolio turnover rate                                              43%              38%              28%              53%(a)

  * Commencement of Operations was November 9, 1998.
  + Certain prior year amounts have been reclassified to conform to the current year presentation.
(a) Not annualized.
(b) Annualized.

             AVAILABILITY OF ADDITIONAL INFORMATION ABOUT THE FUND

The SAI, dated March 1, 2003, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference into this Prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. In the Fund's semi-annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the first two fiscal quarters of the fiscal year.

The SAI and the Fund's annual and semi-annual reports are available upon request, free of charge, by calling (toll-free) 1-877-435-8105, or by writing to the following address:

HARDING, LOEVNER FUNDS, INC.
C/O INVESTORS BANK & TRUST
200 CLARENDON STREET, OPS 22
BOSTON, MA  02116

The SAI is also available on Harding Loevner's Internet site at http://www.hardingloevner.com.

Information about the Fund (including the SAI and the Fund's annual and semi-annual reports) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are also available on the EDGAR database on the Commission's Internet site at http://www.sec.gov, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov. A duplication fee will be applied to written requests and needs to be paid at the time your request is submitted.

                                                         Investment Company Act
                                                           file number 811-7739